                        SECURITY AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported)                 June 8, 1998
                                                              ------------------


                            COMPRESSENT CORPORATION
             (Exact name of registrant as specified in its charter)

          Florida                   0-21191                       65-0581474
(State or other jurisdiction      (Commission                   (IRS Employer
     of incorporation)             File No.)                 Identification No.)


               2105 Hamilton Avenue Suite 140, San Jose, CA 95125
           ---------------------------------------------------------
          (Address of principal executive offices including zip code)

Registrant's telephone number, including area code  (408) 879-6600

ITEM 5.   OTHER EVENTS

     Between April 28, 1998 and June 8, 1998, there was a change in the directors and officers of the Registrant as follows:

     The following director has resigned:

     Name                Position                           Date

     Won-Gil Choe        President, Chief Executive         6/8/98
                         Officer and Director


SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COMPRESSENT CORPORATION


                                        By: /s/ JOSEPH KASTRUP
                                           ---------------------
                                           Joseph Kastrup
                                           Chairman of the Board


June 8, 1998